UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2006

Somanta Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	2-98395-NY	20-3559330
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 400, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 477-8090
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

        On March 17, 2006, Somanta Pharmaceuticals, Inc. (the “Company”) entered into a Collaborative Research Agreement (the “Agreement”) with the University of Bradford (“Bradford”). The Agreement provides that Bradford will conduct research, funded by the Company, with respect to certain technology covered by certain patents owned by the Company that relate to the treatment of cancer. Although the Agreement is effective as of March 1, 2006, a fully executed agreement was not delivered by Bradford to the Company until March 17, 2006.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
10.19	Collaborative Research Agreement dated March 1, 2006, entered into between the registrant and the University of Bradford. (1)

(1)      Portions of this agreement have been omitted pursuant to a confidential treatment request and have been separately filed with the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Somanta Pharmaceuticals, Inc.
By: /s/ Terrance J. Bruggeman
Terrance J. Bruggeman
Executive Chairman

Dated: March 23, 2006

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